                             JOINT FILING AGREEMENT
                            PURSUANT TO RULE 13d-1(k)
                            -------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


                              Dated: February 14, 2000


                              INTERACTIVE TECHNOLOGY HOLDINGS, LLC

                              By: QK HOLDINGS, INC., its managing
                                  member

                              By: /s/ Neal S. Grabell
                                  ------------------------------
                                  Name:  Neal S. Grabell
                                  Title: Authorized Signatory


                              QK HOLDINGS, INC.

                              By: /s/ Neal S. Grabell
                                  ------------------------------
                                  Name:  Neal S. Grabell
                                  Title: Authorized Signatory


                              Page 17 of 18 Pages
                             Exhibit Index: Page 16

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                              COMCAST QIH, LP

                              By: COMCAST QIH GP, INC., Its General Partner

                              By: /s/ Abram E. Patlove
                                  ------------------------------
                                  Name:  Abram E. Patlove
                                  Title: Authorized Signatory


                              COMCAST QIH LP, INC.

                              By: /s/ Abram E. Patlove
                                  ------------------------------
                                  Name:  Abram E. Patlove
                                  Title: Authorized Signatory


                              COMCAST QIH GP, INC.

                              By: /s/ Abram E. Patlove
                                  ------------------------------
                                  Name:  Abram E. Patlove
                                  Title: Authorized Signatory


                              QVC, INC.

                              By: /s/ Neal S. Grabell
                                  ------------------------------
                                  Name:  Neal S. Grabell
                                  Title: General Counsel


                              COMCAST CORPORATION

                              By: /s/ Arthur  R. Block
                                  ------------------------------
                                  Name:  Arthur R. Block
                                  Title: Senior Vice President


                               Page 18 of 18 Pages
                             Exhibit Index: Page 16